SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                             ----------------------

                         CALIFORNIA INDEPENDENT BANCORP
               (Exact Name of Registrant as Specified in Charter)

     California                   0-26552                   68-0349947
  (State or Other         (Commission File Number)        (IRS Employer
  Jurisdiction of                                       Identification No.)
  Incorporation)

        1227 Bridge St., Suite C                                95991
             Yuba City, CA                                    (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (530) 674-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press release dated July 16, 2003.

Item 9. Other Regulaiton FD Disclosure/Results of Operations and Financial Condition (Item 12)

The purpose of this current report on Form 8-K is to disclose that California Independent Bancorp issued a press release on July 16, 2003 announcing its unaudited financial results for the three and six-month periods ended June 30, 2003. The press release under this Item 9 is being furnished to meet the requirements of Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CALIFORNIA INDEPENDENT BANCORP

Date: July 17, 2003                   By:    /s/ Kevin R. Watson
                                              ----------------------------------
                                      Name:          Kevin R. Watson
                                      Title:  Chief Financial Officer/Corporate
                                              Secretary (Principal Financial and
                                              Accounting Officer)